UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2026

Thunder Bridge Capital Partners V, Ltd.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43446	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9912 Georgetown Pike, Suite D203 Great Falls, Virginia	22066
(Address of Principal Executive Offices)	(Zip Code)

(202) 431-0507

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	TBCVU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	TBCV	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share for $11.50 per share	TBCVW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On August 14, 2026, Thunder Bridge Capital Partners V, Ltd. (the “Company”) consummated its initial public offering (the “IPO”) of 26,100,000 units (the “Units”). In connection with the closing, the underwriter fully exercised its over-allotment option to purchase 3,915,000 additional Units (the “OA Option”) for an aggregate of 30,015,000 Units sold. Each Unit consists of one Class A ordinary share, par value $0.0001 per share (“Class A Ordinary Share”), of the Company and one-third of one redeemable public warrant (the “Warrants”). Each whole Warrant entitles the holder thereof to purchase one Class A Ordinary Share at a price of $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $300,150,000.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Unit Purchase Agreements, the Company completed the private sale of an aggregate of 747,000 private placement units (the “Private Placement Units”) to the Sponsor and Cantor at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of approximately $7,470,000. The Private Placement Units are identical to the Units sold in the IPO and OA Option, subject to certain limited exceptions, and will be subject to transfer restrictions until 30 days following the consummation of the Company’s initial business combination. The Private Placement Units were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

A total of $300,150,000, comprised of proceeds from the IPO and the sale of the Private Placement Units, was placed into a segregated trust account located in the United States with Continental Stock Transfer & Trust Company acting as trustee. An audited balance sheet as of August 14, 2026 reflecting receipt of the proceeds upon consummation of the IPO and the sale of the Private Placement Units has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibits

99.1	Audited Balance Sheet as of August 14, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thunder Bridge Capital Partners V, Ltd.

Date: August 20, 2026	By:	/s/ Gary A. Simanson
	Name:	Gary A. Simanson
	Title:	Chief Executive Officer

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